EXHIBIT 32.1

                              CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION 906
                         OF THE SARBANES-OXLEY ACT OF 2002


I, Andrew J. Schenker, President and Chief Financial Officer of DOMINIX, INC.(the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Periodic Report on Form 10-QSB of the Company for the period ended June 30, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (b)  the information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.



          Dated: August 19, 2003


                                        /s/ Andrew J. Schenker
                                        -------------------
                                        Andrew J. Schenker
                                        President and Chief Financial Officer


"A signed original of this written statement required by Section 906 has been provided to DOMINIX, INC., and will be retained by DOMINIX, INC., and furnished to the Securities and Exchange Commission or its staff upon request."